UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  February 10, 2010

China Electric Motor, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-34613	26-1357787
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of Incorporation)

Sunna Motor Industry Park, Jian’an, Fuyong Hi-Tech Park, Baoan District, Shenzhen, Guangdong, China
(Address, including zip code, off principal executive offices)

Registrant’s telephone number, including area code	86-755-81499969

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

On February 10, 2010, China Electric Motor, Inc. (the “Company”) dismissed Kempisty & Company Certified Public Accountants PC (“Kempisty”) as its independent registered public accounting firm and appointed Malone & Bailey, PC (“Malone & Bailey”) as the Company’s independent registered public accounting firm as of February 10, 2010.  The Company was notified by Kempisty that certain partners and employees of Kempisty would be providing services for Malone & Bailey, which would also be sharing office space with Kempisty in its New York office.

The Company engaged Kempisty to audit its financial statements for the years ended December 31, 2008 and 2007. The decision to change accountants was approved and ratified by the Company’s Board of Directors. The report of Kempisty on the financial statements of the Company for the fiscal years ended December 31, 2008 and 2007 did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principle. Additionally, during the Company’s three fiscal years ended December 31, 2008 and subsequent interim periods, there were no disagreements with Kempisty on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

While Kempisty was engaged by the Company, there were no disagreements with Kempisty on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure with respect to the Company, which disagreements if not resolved to the satisfaction of Kempisty would have caused it to make reference to the subject matter of the disagreements in connection with its report on the Company’s financial statements for the fiscal years ended December 31, 2008 and 2007.

The Company provided Kempisty with a copy of the disclosures to be included in Item 4.01 of this Current Report on Form 8-K and requested that Kempisty furnish the Company with a letter addressed to the Commission stating whether or not Kempisty agrees with the foregoing statements. A copy of the letter from Kempisty to the Commission, dated February 11, 2010, is attached as Exhibit 16.1 to this Current Report on Form 8-K.

The Company engaged Malone & Bailey, PC (“Malone & Bailey”) as the Company’s independent registered public accounting firm as of February 10, 2010.  During the Company’s fiscal years ended December 31, 2009 and 2008 and through February 10, 2010, neither the Company, nor anyone acting on its behalf, consulted with Malone & Bailey regarding the application of accounting principles to a specific completed or proposed transaction or the type of audit opinion that might be rendered on the Company’s financial statements, and no written report or oral advice was provided that Malone & Bailey concluded was an important factor considered by the Company in reaching a decision as to any such accounting, auditing or financial reporting issue.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit Description

16.1	Letter from Kempisty & Company Certified Public Accountants PC to the Securities and Exchange Commission dated February 11, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA ELECTRIC MOTOR, INC.
Date: February 11, 2010
	By:	/s/ Yue Wang
	Name:	Yue Wang
	Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
16.1	Letter from Kempisty & Company Certified Public Accountants PC to the Securities and Exchange Commission dated February 11, 2010.